UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2018 (April 25, 2018)

VERITIV CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36479	46-3234977
(Commission File Number)	(IRS Employer Identification No.)

1000 Abernathy Road NE
Building 400, Suite 1700
Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 391-8200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.                                         Submission of Matters to a Vote of Security Holders.

The 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Veritiv Corporation (“Veritiv” or the “Company”) was held on April 25, 2018.  Of the 15,733,745 shares of Veritiv common stock outstanding and entitled to vote, 15,006,010 shares were represented, constituting a quorum.  At the Annual Meeting, Veritiv stockholders voted on three proposals and cast their votes as described below. The proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on March 2, 2018 (the “Proxy Statement”).

Item No. 1 :                                  Veritiv stockholders elected as directors the nine nominees named in the Proxy Statement and recommended by the Company’s Board of Directors to serve for a one year term expiring at the 2019 Annual Meeting of Stockholders and until their respective successors are elected and qualified, as follows:

		Votes		Broker
Name	Votes For	Against	Abstentions	Non-Votes

David E. Flitman	14,186,532	41,295	4,459	773,724

Daniel T. Henry	14,090,309	137,315	4,662	773,724

Lisa K. Landsman	14,172,054	55,755	4,477	773,724

Mary A. Laschinger	13,826,106	401,419	4,761	773,724

Tracy A. Leinbach	14,080,466	147,292	4,528	773,724

William E. Mitchell	14,181,060	46,599	4,627	773,724

Michael P. Muldowney	14,090,270	137,445	4,571	773,724

Charles G. Ward, III	14,170,703	57,085	4,498	773,724

John J. Zillmer	14,076,730	150,793	4,763	773,724

Item No. 2:                                     Veritiv stockholders ratified the appointment of Deloitte & Touche LLP as Veritiv’s independent registered public accounting firm for 2018, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,986,290	12,639	7,081	0

Item No. 3:                                      Veritiv stockholders approved, on an advisory basis, Veritiv’s executive compensation, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,799,316	3,191,180	241,790	773,724

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITIV CORPORATION

Date: April 27, 2018	/s/ Mark W. Hianik
Mark W. Hianik
Senior Vice President, General Counsel & Corporate Secretary

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